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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 17, 2007


                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-8787                   13-2592361
   (State or Other           (Commission File Number)       (IRS Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-7000

                   ------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

            On January 17, 2007, the Board of Directors of American International Group, Inc. (AIG) upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors, adopted amended and restated By-laws of AIG. The changes and amendment to the By-laws were made to conform with changes in the Delaware General Corporation Law, to clarify existing provisions of the By-laws and to clarify when indemnification and advancement of expenses are permitted or required. The description of certain of the amendments to AIG's By-laws is qualified in its entirety by reference to the Amended and Restated By-laws, a copy of which is filed as Exhibit 3(ii) to this Report on Form 8-K and incorporated by reference herein. A copy of the By-laws that existed prior to the amendment and restatement is included as Exhibit 3(ii) to AIG's Annual Report on Form 10-K for the year ended December 31, 2005, and is incorporated herein by reference.

            Sections 1.7 (Inspectors), 1.9 (Fixing Date for Determination of Stockholder of Record), 1.11 (Consent of Stockholders in Lieu of Meeting) and 5.1 (Certificates) of the By-laws were revised to reflect changes in the Delaware General Corporation Law.

            The following sections of the By-laws were revised:

                 Section 1.6 Organization; to clarify the Chairman's authority to run a meeting of stockholders;


                 Section 1.8 Classes or Series of Stock; Voting Proxies; to
            clarify that abstentions and broker non-votes will not be included in determining whether a matter has been approved;

                 Section 1.12 Advance Notice of Stockholder Nominees for
            Director and Other Stockholder Proposals; to clarify that stockholders must submit such information with respect to a nominee for election of directors as is necessary for the Board of Directors to determine the nominee's independence;

                 Section 1.13 Approval of Stockholder Proposals; to clarify that stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must receive a majority vote of all the outstanding shares of AIG's common stock in order to be approved;

                 Section 2.8 Organization; to specify that the Chairman of the
            Nominating and Corporate Governance Committee will preside at meetings of the Board of Directors when the Chairman is absent; and

                 Section 3.1 Committees; to reflect the three standing
            committees required by the New York Stock Exchange, Inc. listing standards.

            The Amended and Restated By-laws also revise Section 6.4 relating to the indemnification and advancement of expenses. Prior to the amendment, Section 6.4 contained a short-form indemnification provision. The Amended and Restated By-laws expand Section 6.4 to provide that:

                 - expenses do not include expenses as a result of a suit by the indemnitee as plaintiff;

                 - indemnification is not available for claims of short-swing profit recovery under Section 16 of the Securities Exchange Act of 1934 or insider trading claims;

                 - indemnitees must promptly notify AIG of the indemnitee's receipt of notice of the claim;

                 - indemnitees must keep information confidential;

                 - indemnitees must assist AIG in asserting any subrogation rights; and

                 - all proceedings relating to indemnification and advance of expenses must be brought in the Delaware Chancery Court.
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Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

            (d) Exhibits.

            Exhibit 3(ii) American International Group, Inc. By-laws, as amended and restated on January 17, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INTERNATIONAL GROUP, INC.
                                                 (Registrant)

Date: January 19, 2007                 By /s/ KATHLEEN E. SHANNON
                                       ------------------------------------
                                       Name:  Kathleen E. Shannon
                                       Title: Senior Vice President
                                              and Secretary